    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 8, 1998



                                                      REGISTRATION NO. 333-41695

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 1
                                       TO
                                    FORM S-1

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                               ------------------
                            LINKABIT WIRELESS, INC.

             (Exact name of registrant as specified in its charter)

          DELAWARE               3663                           33-0591074
(State or other jurisdiction     (Primary Standard Industrial   (I.R.S. Employer
of incorporation or              Classification Code Number)    Identification
organization)                                                   Number)

                             3033 SCIENCE PARK ROAD
                              SAN DIEGO, CA 92121
                                 (619) 552-9500

              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                            ------------------------

                               FREDERICK L. JUDGE
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            LINKABIT WIRELESS, INC.,
                             3033 SCIENCE PARK ROAD
                              SAN DIEGO, CA 92121
                                 (619) 552-9500

 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            ------------------------

                                   COPIES TO:

  M. WAINWRIGHT FISHBURN, JR., ESQ.              JOHN A. DENNISTON, ESQ.
        ERIC J. LOUMEAU, ESQ.                     DAVID G. ODRICH, ESQ.
          Cooley Godward LLP                 Brobeck, Phleger & Harrison LLP
   4365 Executive Drive, Suite 1100           550 West C Street, Suite 1300
         San Diego, CA 92121                       San Diego, CA 92101
            (619) 550-6000                            (619) 234-1966

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   AS SOON AS PRACTICABLE AFTER THE REGISTRATION STATEMENT BECOMES EFFECTIVE.
                            ------------------------

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), check the following box: / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
------------------------

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
------------------------

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, County of San Diego, State of California, on the 7th day of January, 1998.


                                By:            /s/ FREDERICK L. JUDGE
                                     -----------------------------------------
                                                 Frederick L. Judge
                                              CHIEF EXECUTIVE OFFICER

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Frederick L. Judge, Ronald B. Gorda and Eric M. DeMarco, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to this Registration Statement and any subsequent registration statement filed by the Registrant pursuant to Rule 462(b) of the Securities Act, which relates to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


    Pursuant to the requirements of the Securities Act, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                President, Chief Executive
    /s/ FREDERICK L. JUDGE      Officer and Director
------------------------------  (PRINCIPAL EXECUTIVE          January 7, 1998
      Frederick L. Judge        OFFICER)

     /s/ ERIC M. DEMARCO        Chief Financial Officer
------------------------------  (PRINCIPAL FINANCIAL AND      January 7, 1998
       Eric M. DeMarco          ACCOUNTING OFFICER)

              *
------------------------------  Director                      January 7, 1998
         Gene W. Ray

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

              *
------------------------------  Director                      January 7, 1998
          J.S. Webb

* By:       /s/ FREDERICK L.
JUDGE
     -------------------------
                Frederick L.
     Judge
                  ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


                                                                                                          SEQUENTIALLY
  EXHIBIT                                                                                                   NUMBERED
  NUMBER                                       DESCRIPTION OF DOCUMENT                                        PAGE
-----------  -------------------------------------------------------------------------------------------  -------------
      1.1    Form of Underwriting Agreement (2)
      3.1*   Amended and Restated Certificate of Incorporation
      3.2*   Amended and Restated Bylaws
      3.3    Form of Certificate of Amendment of Amended and Restated Certificate of Incorporation, to
               be filed and become effective prior to the effectiveness of this Registration Statement
               (2)
      4.1    Reference is made to Exhibits 3.1, 3.2 and 3.3
      4.2    Sample of Common Stock Certificate (2)
      5.1    Opinion of Cooley Godward LLP (2)
     10.1*   Registrant's 1997 Stock Option Plan, as amended (the "1997 Plan")
     10.2    Registrant's 1994 Stock Option Plan, as amended (2)
     10.3*   Form of Incentive Stock Option Agreement under the 1997 Plan
     10.4*   Form of Nonstatutory Stock Option Agreement under the 1997 Plan
     10.5*   Registrant's Employee Stock Purchase Plan and restated offering document
     10.6*   Registrant's Non-Employee Directors' Stock Option Plan (the "Directors' Plan")
     10.7*   Form of Nonstatutory Stock Option agreement under the Directors' Plan
     10.8    Supplemental Retirement Plan (2)
     10.9    Form of Indemnity Agreement (2)
     10.10*  Letter Agreement dated August 1, 1996 between the Registrant and Frederick L. Judge
     10.11*  Amended and Restated Equipment Purchase Agreement dated as of September 17, 1996 between the Registrant and PSN as amended on December 4, 1997, as amended December 6, 1997 (1)
     10.12*  Equipment Purchase Agreement dated as of June 27, 1996 between the Registrant and United
               Communications Industry Public Company, Ltd as amended by a Memorandum of Understanding dated September 18, 1997 (1)
     10.13   Award Contract dated July 15, 1989 between the Registrant and the U.S. Navy (1)(3)
     10.14   Subcontract Agreement dated September 2, 1997 between the Registrant and Lockheed Martin
               (1)(2)(3)
     10.15   Subcontract Agreement dated May 18, 1995 between the Registrant and Motorola (1)(2)(3)
     10.16   Subcontract Agreement dated July 31, 1996 between the Registrant and McDonnell Douglas
               Corporation (1)(3)
     10.17   Subcontract Agreement dated August 23, 1996 between the Registrant and DynCorp Aerospace
               Technology (1)(3)
     10.18   Tax Allocation Agreement (2)
     10.19   Corporate Services Agreement (2)
     10.20*  Reorganization Agreement
     10.21   Facilities Sharing Areement (2)
     11.1*   Statement regarding computation of per share earnings
     23.1*   Consent of Arthur Andersen LLP, Independent Auditors
     23.2    Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1

                                                                                                          SEQUENTIALLY
  EXHIBIT                                                                                                   NUMBERED
  NUMBER                                       DESCRIPTION OF DOCUMENT                                        PAGE
-----------  -------------------------------------------------------------------------------------------  -------------
     23.3*   Consent of Edward W. Callan, Esq.
     24.1    Power of Attorney. Reference is made to page II-5
     27.1*   Financial Data Schedule


------------------------


* Previously filed.



(1) Confidential Treatment will be requested with respect to certain portions of this exhibit. Omitted portions will be filed separately with the Securities and Exchange Commission.



(2) To be filed by amendment.



(3) To be filed in paper format pursuant to a continuing hardship exemption under Rule 202 of Regulation S-T.